                                                                     EXHIBIT 4.1

 NUMBER                        REDDING BANCORP                      SHARES
RBC 1871
             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA
                                                               SEE REVERSE FOR
                                                              CERTAIN CONDITIONS


             This Certifies that


             is the owner of



                         SHARES OF THE COMMON STOCK OF
                                REDDING BANKCORP

             transferable on the books of the Bank by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned.

             WITNESS the seal of the Bank and the signatures of its duly authorized officers.

             Dated:

                              CERTIFICATE OF STOCK

                                     [SEAL]

Secretary                                                             President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                     UNIF GIFT MIN ACT - _______________ Custodian _______________
                                                                                 (Cust)                   (Minor)
     COM PROP - as community property                                       under Uniform Gifts to Minors
                                                                            Act _________________________
     JT TEN   - as joint tenants with right of                                           (State)
                survivorship and not as tenants
                in common

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


--------------------------------------


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________________

                               _________________________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.


                               _________________________________________________






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